UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 25, 2024

DRIL-QUIP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13439	74-2162088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2050 West Sam Houston Parkway S., Suite 1100 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 939-7711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	DRQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Waiver Agreement

As previously reported, on March 18, 2024, Dril-Quip, Inc. (“Dril-Quip”) entered into an Agreement and Plan of Merger, as amended by the First Amendment to the Agreement and Plan of Merger, dated June 12, 2024 (as may be further amended from time to time, the “Merger Agreement”) by and among Dril-Quip, Innovex Downhole Solutions, Inc. (“Innovex”), Ironman Merger Sub, Inc., a wholly owned subsidiary of Dril-Quip (“Merger Sub Inc.”), and DQ Merger Sub, LLC, a wholly owned subsidiary of Dril-Quip (“Merger Sub LLC”), pursuant to which (i) Merger Sub Inc. will merge with and into Innovex, with Innovex continuing as the surviving company (the “First Merger”), and (ii) immediately following the First Merger, the surviving corporation will merge with and into Merger Sub LLC, with Merger Sub LLC surviving the merger as a direct wholly owned subsidiary of Dril-Quip (the “Second Merger” and, together with the First Merger, the “Mergers”).

On August 6, 2024, Dril-Quip filed with the Securities and Exchange Commission (the “SEC”), and mailed to stockholders of record as of August 5, 2024, a definitive proxy statement/prospectus (the “Definitive Proxy Statement/Prospectus”) relating to Dril-Quip’s special meeting of stockholders (the “Special Meeting”) to be held on Thursday, September 5, 2024 at 9:30 a.m., Central Time, and/or any adjournment or postponement thereof. The Definitive Proxy Statement/Prospectus identified the matters to be presented at the Special Meeting, including, but not limited to, the charter amendment proposal (Proposal No. 2) and the non-binding governance proposals (Proposal Nos. 3A – F).

On August 25, 2024, Dril-Quip and Innovex executed a waiver agreement (the “Waiver Agreement”), pursuant to which the parties agreed, in order to increase the likelihood that the Mergers proceed, to (i) withdraw the submission of the charter amendment proposal (Proposal No. 2) and the related non-binding governance proposals (Proposal Nos. 3A – F) to Dril-Quip stockholders at the Special Meeting and (ii) waive the approval of the charter amendment proposal (Proposal No. 2) as a condition precedent to the completion of the Mergers. Accordingly, the stock issuance proposal (Proposal No. 1) is now the only proposal that is a condition to completion of the Mergers and the term “merger proposals” in the Definitive Proxy Statement/Prospectus has been revised to include only the stock issuance proposal (Proposal No. 1). In addition, if the stock issuance proposal (Proposal No. 1) is approved and the Mergers are completed, the changes referenced in the charter amendment proposal (Proposal No. 2) and the non-binding governance proposals (Proposal Nos. 3A – F) will not be implemented as part of the Mergers.

The withdrawal of the charter amendment proposal (Proposal No. 2) and the related non-binding governance proposals (Proposal Nos. 3A – F) has no effect on any of the other proposals or matters set forth in the Definitive Proxy Statement/Prospectus. The Special Meeting will be held on Friday, September 5, 2024 at 9:30 a.m., Central Time, with respect to the other proposals identified in the Definitive Proxy Statement/Prospectus.

The foregoing description is qualified in its entirety by reference to the full text of the Waiver Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

Dril-Quip provided supplemental information regarding the proposed business combination between Dril-Quip and Innovex in a press release. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, shall not otherwise be subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of this press release is not intended to constitute a representation that such information is required by Regulation FD or that the materials they contain include material information that is not otherwise publicly available.

Important Information for Stockholders

In connection with the proposed merger of Dril-Quip and Innovex, Dril-Quip filed with the SEC a registration statement on Form S-4 (as amended, the “Registration Statement”) on May 1, 2024 that included a proxy statement/prospectus (the “Proxy Statement/Prospectus”). The Registration Statement was declared effective by the SEC on August 6, 2024. Dril-Quip filed the Definitive Proxy Statement/Prospectus with the SEC on August 6, 2024, and it was first mailed to Dril-Quip’s stockholders on August 6, 2024. Dril-Quip has filed other relevant documents with the SEC regarding the proposed merger. This document is not a substitute for the Proxy Statement/Prospectus or Registration Statement or any other document that Dril-Quip has filed with the SEC. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED BY DRIL-QUIP WITH THE SEC IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Such stockholders can obtain free copies of the Registration Statement and Proxy Statement/Prospectus and other documents containing important information about Dril-Quip, Innovex and the proposed merger through the website maintained by the SEC at http://www.sec.gov. Additional information is available on Dril-Quip’s website, www.dril-quip.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

10.1	Waiver Agreement, dated as of August 25, 2024, by and between Dril-Quip, Inc. and Innovex Downhole Solutions, Inc.

99.1	Press Release, dated August 26, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIL-QUIP, INC.

By:	/s/ James C. Webster
James C. Webster
Vice President, General Counsel and Secretary

Date: August 26, 2024